Exhibit 10.1

SEPRACOR INC.

0% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE 2024

AMENDMENT TO PURCHASE AGREEMENT DATED SEPTEMBER 17, 2004

October 15, 2004

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Dear Sirs and Mesdames:

We refer to the Purchase Agreement, dated September 17, 2004, between Sepracor Inc., a Delaware corporation (the “Company”) and Morgan Stanley & Co. Incorporated, as Initial Purchaser (the “Purchase Agreement”).  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Purchase Agreement.

The Company and the Initial Purchaser have agreed to amend the Purchase Agreement, such amendment to be effective as of the date hereof, by replacing the second sentence of the second paragraph of Section 2 of the Purchase Agreement, with the following:

“You may exercise this right in whole or from time to time in part by giving written notice not later than November 29, 2004.”

On and after the date hereof, each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Purchase Agreement, and each reference in the Indenture and the Registration Rights Agreement to “Purchase Agreement,” “thereunder,” “thereof” or words of like import referring to the Purchase Agreement, shall mean and be a reference to the Purchase Agreement, as amended by this Amendment.

The Purchase Agreement, as specifically amended by this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any of your rights, powers or remedies under the Purchase Agreement, nor constitute a waiver of any provision of the Purchase Agreement.

This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

Very truly yours,

SEPRACOR INC.

		By:	/s/ Robert F. Scumaci
Name: Robert F. Scumaci
Title: Executive Vice President, Finance
and Administration
Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Rizvan Dhalla
Name: Rizvan Dhalla
Title: Vice President